Exhibit 10.11



                             SECURED LOAN AGREEMENT

This Loan Agreement ("Agreement") is entered into by and between HomeNet Corporation, a Delaware corporation (the "Company"), HomeNet Communications, Inc. ("HomeNet") and ____________("Lender") to be effective as of the __ day of November, 2004.

                                   WITNESSETH:

WHEREAS, the Company is in need of immediate capital to fund its planned operations.

WHEREAS, Lender is willing to make a loan to the Company in the total aggregate principal amount of ___________________Dollars ($__________ USD) upon the terms and conditions set forth herein and the Company is willing to borrow the stated amount upon such terms.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

         The Loan.

         Lender hereby agrees to loan the Company (the "Loan") the aggregate principal amount of ___________________Dollars ($_____________ USD) which funds are being provided to the Company contemporaneously with the execution of this Agreement by the parties hereto. The amounts lent hereunder shall be evidenced by a convertible promissory note in substantially the same form as attached hereto as Exhibit "A" (the "Note"). Borrower shall deliver to Lender a Note in the principal amount of funds lent at the same time that the Company receives the Loan proceeds.

         The Company shall use the net proceeds of the Note for working capital and other purposes.

         Security. As collateral security for the prompt satisfaction of all of the Company's obligations hereunder, including payment of the indebtedness evidenced by the Note, HomeNet hereby grants to Lender, subject to the terms and conditions of the Security Agreement (defined below), a security interest in all the Collateral (as defined in the Security Agreement). This provision and the Security Agreement are effective to create in favor of the Collateral Agent (as defined in the Security Agreement) a legal, valid and enforceable security interest in all right, title and interest of the Company in the Collateral, subject to the prior lien of Zions First National Bank.

         Finance Charges. All outstanding principal shall bear interest at the rate of Twelve percent (12%) per annum. Principal and interest not paid when due shall bear interest at the rate of eighteen percent (18%) per annum. Interest will be computed on the basis on a 360-day year for actual days elapsed. Lender shall receive common stock purchase warrants to acquire 100 shares of common stock at an exercise price of One Dollar Fifty Cents ($1.50) per share (the "Warrant") for every ONE THOUSDAND DOLLARS in principal lent by Lender to the Company hereunder. The Warrant shall be in substantially the same form as attached hereto as Exhibit "B."

         Payments. Principal and interest shall be due and payable in a single balloon payment on the six month anniversary of the Note. The Company may, from time to time, in the Company's discretion, make one or more periodic payments to Lender. Such payments shall be credited to the Company's account on the date that such payment is received by Lender. Such payments shall be applied first to late charges and collection costs, if any, then to accrued interest to the date of payment, and then to the principal outstanding.

         Deliveries. Contemporaneously with the execution of this Agreement, the parties shall deliver to each other properly executed copies of the following agreements:

                  (a) The Note of even date herewith by and between Lender and the Company.

                  (b) The Warrant of even date herewith by and between Lender and the Company.

                  (c) The Security Agreement of even date herewith by and between the Secured Lenders (defined below) and HomeNet in substantially the same for as attached hereto as Exhibit "C."

                  (d) The Loan proceeds.

         Representations of Lender.

         5.1 Lender's representations in this Agreement are complete and accurate to the best of Lender's knowledge, and the Company may rely upon them.

         5.2 Lender is able to bear the economic risk of an investment in the Note, Warrant and the underlying securities (individually and collectively, the "Securities") can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for Lender's current needs and possible future contingencies.

         5.3 The Securities will not be sold by Lender without registration under applicable securities acts or a proper exemption from such registration.

         5.4 The Securities subscribed for herein is being acquired for Lender's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. Lender is aware that there are substantial restrictions on the transferability of the Securities.

         5.5 Lender has had access to any and all information concerning the Company that Lender and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, Lender has had the opportunity to review Company's annual report on Form 10-KSB for the fiscal year ended March 31, 2004, quarterly report on Form 10-QSB for the quarterly period ended June 30, 2004 and the current report on Form 8-K filed by the Company during 2004 (collectively, the "Securities Filings"). Lender understands that the Company does not have sufficient working capital to execute its business plan, the Company has substantial debt obligations, the Company has not filed its 10-QSB for the quarterly period ended September 30, 2004 so the information in the Securities Filings is not current and that the Company has no agreements assuring the Company that it will obtain additional funding based on any specific valuation or at all. In making the decision to acquire the Securities, the Lender and its advisers have relied solely upon the Securities Filings and their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon its individual circumstances. Lender further understands that no opinion is being given as to any securities or tax matters involving the offering.

         5.6 Lender also understands and agrees that stop transfer instructions relating to the Securities will be placed in the Company's transfer ledger, and that the Securities will bear a legend in substantially the following form:

         THIS SECURITIES REPREENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

         5.7 Lender knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed. In making an investment decision, Lender is not relying on any information from the Company or its officers, agents or directors, except as set forth in the Securities Filings and as contained herein.

         5.8 Lender has the capacity to protect Lender's own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

         5.9 This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms. Lender was not formed or organized for the specific purpose of acquiring the Securities. In the event Lender is an entity, the purchase of the Securities by Lender is a permissible investment in accordance with Lender's Articles of Incorporation or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Securities has all requisite authority to sign such documents on behalf of Lender.
         5.10 Lender represents that Lender is a sophisticated and an "accredited investor" as defined under Rule 501 of Regulation D.

         Representations of the Company.

                  The Company is a duly organized and validly existing corporation in good standing under the laws of Delaware.

                  The Company has taken all necessary corporate power and authority to enter into and perform this Agreement.

                  The execution and delivery of this Agreement, the performance by the Company of its obligations under this Agreement, and the consummation of the transactions provided for in this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement will, as of the effective date, be duly executed and delivered by the Company and will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

                  The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (a) violate or conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of the Company; (b) require any consent, approval or notice under, or registration under or payment on account of, or conflict with, or result in a violation or breach of, or constitute (with or without the giving of notice or the lapse of time or both) a default (or give rise to any right of termination, modification (including, in the case of leases, any change in the amount or nature of the rent), cancellation or acceleration or result in the creation or imposition of any lien upon the property of the Company) under, any of the terms, conditions or provisions of any (i) note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is a party or by which any portion of its properties or assets may be bound, or (ii) permit, license, approval, franchise or other governmental or regulatory authorization held or used by or binding on the Company; (c) violate or contravene any law, statute, rule or regulation, or any order, writ, judgment, injunction, decree or award of any governmental authority binding on the Company; or (d) require any action, consent, approval or authorization of, or review by, or declaration, registration or filing with, or notice to, any governmental authority, except such filings as may be required in connection with applicable securities laws.

                  The Company shall not declare any distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights prior to the date the Loan is repaid in full.

         Miscellaneous.

                  This Agreement, including any attached exhibits or schedules, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by the Company and Lender.

                  The provisions of this Agreement shall be binding upon the Company, its legal representatives, successors or assigns, and shall be for the benefit of Lender and its respective successors and assigns.

                  The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of Washington.

                  The Company is not obligated to pay any broker's fee, finder's fee, investment banker's fee or other similar transaction fee in connection with the transactions contemplated hereby.

         Covenants.

                  The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company.

                  The Company will comply with all applicable statutes, regulations, orders and restrictions of the United States, any state, municipality or other governmental division thereof, and agencies and instrumentalities of the foregoing, in respect of the conduct of its business and the ownership of its property, except where such non-compliance will not have a material adverse effect on the Company or its business.

                  The Company will file, when due, all federal, state and local tax and information returns that it is required to file. The Company will pay when due all taxes, interest and penalties, if any, reflected in such tax returns or otherwise due and payable by it.

         Which shall constitute one and the same instrument.

                  If any action is brought by any party in respect to its rights under this Agreement, or to obtain an interpretation thereof, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

                  No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

                  The representations, warranties, acknowledgments and agreements made by Lender shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, the Company. The representations, warranties, acknowledgments and agreements made by the Company shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, Lender.

                  The obligations of the parties hereto shall not be delegated or assigned to any other party without the prior written consent of the other party.

                  This Agreement shall be governed by the laws of the State of Utah.

                  Any notices required or permitted hereunder shall be furnished in writing to each party at such party's address appearing on the signature page below or as such party may otherwise direct in writing actually received by the other party.

                  The Company shall do, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers and assurances as Lender may reasonably require to effectuate the purposes of this Agreement.

         This Loan is one of a series of loans that are being made to the Company by various lenders (the "Secured Lenders"), which loans shall be in an aggregate principal amount of not more than TWO MILLION DOLLARS ($2,000,000).


         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

HOMENET CORPORATION                             LENDER
 EIN 33-0565710                                  EIN (if any)


By                                              By
-----------------------------------             --------------------------------
Its: President                                  Its:

Address:                                        Address:
     HomeNet Corporation
     Attn: President
     175 South Main Street, #1240
     Salt Lake City, Utah 84111                 Phone:  (801)
Phone: (801) 746-3311                           Fax:  (801)
Fax: (801) 746-3312


HOMENET COMMUNICATIONS, INC.

By
-----------------------------------
Its CEO

Address:
5252 North Edgewood Drive, Suite 310
Provo, Utah 84603
Phone: (801) 746-3311
Fax: (801) 746-3312

                              SCHEDULE OF EXHIBITS


         EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
         -----------                   ----------------------

              A                 Form of Convertible Promissory Note
              B                 Form of Common Stock Purchase Warrants
              C                 Form of Security Agreement

                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.


                           CONVERTIBLE PROMISSORY NOTE

No. ___                                            _____________________________
$                                                           Salt Lake City, Utah

         FOR VALUE RECEIVED, HomeNet Corporation, a Delaware corporation (the "Borrower" or "HomeNet"), hereby promises to pay to the order _______ (the "Lender," "Noteholder" or "holder") with a principal business address at or such other place as the holder hereof shall designate, the principal amount of _____________________ Dollars ($___________ USD) or such lesser amount as may be outstanding from time to time, in lawful money of the United States in immediately available funds with accrued interest on the unpaid principal hereof from the date hereof at the rate of twelve percent (12%) per annum. Principal plus interest accrued thereon shall be due and payable in a single installment upon the earlier of (i) the six month anniversary of this Note or (ii) the occurrence of an Event of Default as defined in Section 7 hereof. In the event that any amount owing hereunder is not paid when due, then interest shall accrue from and after the date of such demand at the lower of (i) eighteen percent (18%) per annum or (ii) the highest interest rate acceptable under applicable usury laws, compounded monthly (the "Default Rate"). Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

         This Loan is one of a series of loans that are being made to the Company by various lenders which loans shall be in an aggregate principal amount of not more than Two Million Dollars ($2,000,000 USD).

         The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, and to which the holder hereof, by the acceptance of this Note, agrees:

         1. Definitions. The following definitions shall apply for all purposes of this Note:

                  1.1 "Change of Control Transaction" shall mean a merger, acquisition, or other business combination in which fifty percent (50%) or more of HomeNet's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions.

                  1.2 "Conversion Date" shall mean the date on which, pursuant to Sections 2 and 3 hereof, the Noteholder exercises its right to convert this
Note into the Conversion Stock at the Note Conversion Price.

                  1.3 "Conversion Stock" shall mean either of the following at the election of Noteholder (i) if HomeNet has issued any capital stock (the "Capital Stock") in a Next Equity Financing on or before the Maturity Date, then the shares of such series of Capital Stock or (ii) shares of HomeNet's Common Stock, or such other series of HomeNet's capital stock acceptable to the parties. The number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term "Conversion Stock" shall include shares and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms.

                  1.4 "Next Equity Financing" shall mean any preferred stock equity financing or financings which occur after the date hereof and on or prior to the Maturity Date in which the gross proceeds received by HomeNet meet or exceed $1,000,000.

                  1.5 "Note Conversion Price" shall equal (i) eight percent (80%) of the price per share paid by investors in a Next Equity Financing or
(ii) if no Next Equity Financing has taken place, $1.00 per share.

         2. Conversion.

                  2.1 (a) Conversion of Note. At any time prior to payment in full of the outstanding principal balance of this Note, plus accrued interest hereunder, Noteholder shall have the right, at the holder's option, to convert the outstanding principal and accrued interest on this Note, in whole or in part, into Conversion Stock at the Note Conversion Price. Conversion under this
Section 2 shall occur only upon surrender of this Note for conversion at the principal offices of HomeNet.

                           (b) Prepayment of Note. This Note may be prepaid in
full or in part at any time without penalty upon fifteen (15) days written notice to Noteholder; provided, however, Noteholder shall have no obligation to accept any payment less than the entire principal balance, plus accrued interest.

                  2.2 Certain Transactions. HomeNet shall give written notice to the Noteholder of any Change of Control Transaction at least fifteen (15) business days prior to the date on which such Change of Control Transaction shall become effective ("Transaction Effective Date"). Prior to or contemporaneous with the closing of such Change of Control Transaction, HomeNet shall, at Noteholder's election either (i) repay all unpaid principal and interest under this Note, or (ii) convert this Note into Conversion Stock at the Note Conversion Price; provided Noteholder delivers notice to HomeNet of its election under subclause (i) or (ii), above, not less than three (3) business days prior to the Transaction Effective Date.

         3. Issuance of Conversion Stock. As soon as practicable after conversion of this Note, HomeNet will (i) at its expense, cause to be issued in the name of and delivered to the holder of this Note, a certificate or certificates for the number of shares of Conversion Stock to which the holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of HomeNet and as may be provided for in any applicable contracts between the Holder and HomeNet), together with any other securities and property to which the holder is entitled upon such conversion under the terms of this Note; and
(ii) execute and deliver to Noteholder a stock purchase agreement, in a form mutually acceptable to Noteholder and HomeNet. Such conversion shall be deemed to have been made (A) under Section 2 above and (B) immediately prior to the close of business on the date that the Note shall have been surrendered for conversion. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note a fraction of a share would otherwise result, then, in lieu of such fractional share, HomeNet will pay the cash value of that fractional share, calculated on the basis of the applicable Note Conversion Price.

         4. Adjustments and Reservation of Shares. The number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) are subject to adjustment upon the occurrence of any of the following events:

                  4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. In the event that HomeNet shall fix a record date for the determination of holders of securities affected by any stock split, stock dividend, reclassification, recapitalization or other similar event that will, in the future, affect the number of outstanding shares of HomeNet's capital stock, then, and in each such case, the Noteholder, upon conversion of this Note at any time after HomeNet shall fix the record date for such event, shall receive, in addition to the shares of Conversion Stock issuable upon conversion on the Conversion Date, the right to receive the securities of HomeNet to which such holder would have been entitled if such holder had converted this Note immediately prior to such record date (all subject to further adjustment as provided in this Note).

                  4.2 Adjustment for Dividends and Distributions. In the event that HomeNet shall make or issue, or shall fix a record date for the determination of eligible holders of securities entitled to receive, a dividend or other distribution payable with respect to the Conversion Stock (or any shares of stock or other securities at the time issuable upon conversion of this
Note) that is payable in (a) securities of HomeNet other than capital stock or
(b) any other assets, then, and in each such case, the Noteholder, upon conversion of this Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock (or such other stock or securities) issuable upon such conversion prior to such date, the securities or such other assets of HomeNet to which such holder would have been entitled upon such date if such holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

                  4.3 Adjustment for Reorganization, Consolidation, Merger. In the event of any reorganization not considered a Change of Control Transaction of HomeNet (or any other corporation the stock or other securities of which are at the time receivable upon the conversion of this Note) after the date of this Note, or in the event, after such date, HomeNet (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation where such transaction is not considered a Change of Control Transaction, then, and in each such case, the Noteholder, upon the conversion of this Note (as provided in Section 2) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which such Noteholder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this Section 4, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than HomeNet) shall duly execute and deliver to the Noteholder a supplement hereto acknowledging such corporation's obligations under this Note. In each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

                  4.4 Conversion of Stock. In the event that all of the authorized Conversion Stock of HomeNet is converted, pursuant to HomeNet's Certificate of Incorporation, into other capital stock or securities or property, or the Conversion Stock otherwise ceases to exist, then the Noteholder, upon conversion of this Note at any time after the date on which the Conversion Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon such conversion immediately prior to the Termination Date (the "Former Number of Shares of Conversion Stock"), the stock and other securities and property to which such Noteholder would have been entitled to receive upon the Termination Date if such holder had converted this Note with respect to the Former Number of Shares of Conversion Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

                  4.5 Notice of Adjustments. HomeNet shall promptly give written notice of each adjustment or readjustment of the number of shares of Conversion Stock or other securities issuable upon conversion of this Note, by first class mail, postage prepaid, to the registered holder of this Note at the holder's address as shown on HomeNet's books. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

                  4.6 No Change Necessary. The form of this Note need not be changed because of any adjustment in the number of shares of Conversion Stock issuable upon its conversion.

                  4.7 Reservation of Stock. HomeNet will, as soon as practicable, but in any event within fifteen (15) days of the date of this Note, take all necessary corporate action and obtain all necessary government consents and approvals to authorize the issuance of this Note and, prior to the conversion hereof, the shares of Conversion Stock issuable upon conversion of this Note. If at any time the number of authorized but unissued Conversion Stock or other securities shall not be sufficient to effect the conversion of this Note, then HomeNet will take such corporate action as may, in the opinion of its legal counsel, be necessary to increase its authorized but unissued Conversion Stock or other securities to such number of shares of Conversion Stock or other securities as shall be sufficient for such purpose.

         5. Fully Paid Shares. All shares of Conversion Stock issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable.

         6. No Rights or Liabilities as Stockholder. This Note does not by itself entitle the Noteholder to any voting rights or other rights as a stockholder of HomeNet. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder, shall cause such holder to be a stockholder of HomeNet for any purpose

         7. Events of Default. The entire outstanding principal amount of, and all accrued unpaid interest on, this Note shall become forthwith due and payable, without presentment, demand, protest, or notice of any kind, upon the happening of any of the following events (each, an "Event of Default"):

                  (a) The failure by the Borrower to make a payment of any principal or interest due on this Note within five days after the date such payment was due and payable.

                  (b) The entry of any decree or order by a court having jurisdiction adjudging the Borrower a debtor or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower under the United States Bankruptcy Code or any other applicable federal or state law, the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Borrower, or of any substantial part of the property of the Borrower, and the continuance of any such decree or order unstayed, undischarged, or undismissed and in effect for more than ninety (90) consecutive days.

                  (C) Institution by the Borrower of proceedings, under the Bankruptcy Code or any other applicable federal or state law, seeking an order for relief, or the consent of the Borrower to the institution of bankruptcy or insolvency proceedings against the Borrower, or the consent by the Borrower to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of or for the Borrower or any substantial part of the property of the Borrower, or the making by the Borrower of any assignment for the benefit of creditors, or the admission by the Borrower of the Borrower's inability to pay its debts generally as they become due, or the taking of any action by the Borrower in furtherance of any such action.

         Upon the occurrence of any Event of Default, the Lender may take all actions available to it, at law or in equity, to collect and otherwise enforce this Note.

         8. Costs and Expenses of Enforcement and Collection. Upon receipt of written evidence reasonably satisfactory to Borrower, the Borrower agrees to pay on demand all reasonable costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in enforcing or collecting any of the obligations of the Borrower hereunder.

         9. Miscellaneous.

                  (a) The Borrower (i) waives presentment, demand, notice of demand, protest, notice of protest, and notice of nonpayment and any other notice required to be given under the law to the Borrower, in connection with the delivery, acceptance, performance, default or enforcement of this Note, except for notice and presentment upon conversion or at maturity of this Note and notice or proposed transfer of this Note in accordance with the terms hereof; and (ii) agrees that any failure to act or failure to exercise any right or remedy on the part of the registered owner shall not in any way affect or impair the obligations of the Borrower or be construed as a waiver by the owner of, or otherwise affect, any of its rights under this Note.

                  (b) No act, omission or delay by the Lender or course of dealing between the Lender and the Borrower shall constitute a waiver of the rights and remedies of the Lender hereunder. No single or partial waiver by the Lender of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

                  (c) No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Note and to such provision, and executed by the Borrower and the Lender.

                  (d) This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to the choice or conflict of laws principles of that or any other jurisdiction.

         5. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy, e-mail or other method of electronic transmission (provided such transmission generates evidence of delivery), or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                  if to the Borrower:

                           HomeNet Corporation
                           Attn: President
                           175 South Main Street, #1240
                           Salt Lake City, Utah 84111
                           Phone: (801) 746-3311
                           Fax: (801) 746-3312
                           E-mail: fgillen@gohomenet.net

                  if to the Lender:

                           Phone:
                           Fax:  (801)
                           E-mail:

                  (f) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Note shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Note shall nevertheless remain in full force and effect.

                  (g) This Note and all obligations evidenced hereby shall be binding upon the successors and assigns of the Borrower and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its successors, permitted endorsees and assigns.

         5. This Note is secured by, and entitled to the benefits of, the Security Agreement effective as of November 30, 2004, as amended and in effect from time to time, among the Borrower, the Lender, HomeNet Communications, Inc. and certain other lenders and the collateral agent party thereto.


IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Borrower as of the date first written above.


                                                        BORROWER:

                                                        HOMENET CORPORATION



                                                        By: /s/ Frank Gillen
                                                           ---------------------
                                                        Its: President

AGREED AND APPROVED:


By:
------------------------------------
Its:

                                    EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.

                         COMMON STOCK PURCHASE WARRANTS

                               HOMENET CORPORATION

              Incorporated Under the Laws of the State of Delaware

No. - ________                              ______Common Stock Purchase Warrants

                          CERTIFICATE FOR COMMON STOCK
                                PURCHASE WARRANTS

          HOMENET CORPORATION, a Delaware corporation (the "Company"), for value received, hereby certifies that ______, or registered assigns (the "Holder"), is the registered owner of the above indicated number of Warrants. One (1) Warrant entitles the Holder to purchase one (1) share of the Company's common stock, $.001 par value (the "Common Stock"). The Common Stock issuable upon an exercise of this Warrant is sometimes herein referred to as the "Warrant Stock."

         1. Purchase Price. The purchase price (the "Exercise Price") per share for the Warrant Stock shall be $1.50 per share tendered to the Company in good United States funds.

         2. Rights to Exercise. The Holder shall have the right (but not the obligation) to exercise the Warrant to receive the Warrant Stock (subject to adjustment as hereinafter provided) at any time on or before August 30, 2006.

         3. Manner of Exercise. In order to exercise this Warrant, the Holder shall surrender this Warrant certificate at the office of the Company, as set forth below, or at such other address within the State of Utah as the Company shall designate in writing, together with a duly executed exercise form in the form attached hereto and simultaneous payment in full (in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by offset of obligations then owed by the Company to the Holder) of the purchase price for the Warrant Stock.

         Upon surrender of this Warrant certificate in conformity with the foregoing provisions, the Company shall promptly deliver to or upon the written order of the Holder a stock certificate or certificates representing the Warrant Stock.

         4. Adjustments upon Certain Events.

                  4.1 Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Common Stock, or declare a dividend in Common Stock or other securities of the Company convertible into or exchangeable for Common Stock, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of shares of Common Stock and other securities of the Company that the Holder would have owned immediately after such event with respect to the Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section
4.1 shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                  4.2 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Common Stock or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the shares of Common Stock or other securities to which such Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Holder would have owned immediately after such event with respect to the shares Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

                  4.3 Notice. In each case of an adjustment in the Common Stock or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         5. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Warrant in the same form and tenor.

         6. Reservation of Shares Issuable on Exercise of Warrant. The Company will at all times reserve and keep available out of its authorized shares, solely for issuance upon the exercise of the Warrant, such shares of its Common Stock and other securities as from time to time shall be issuable upon the exercise of the Warrant.

         7. Miscellaneous.

                  7.1 Governing Law. This Warrant shall be construed in accordance with, and governed by the substantive laws of, the State of Utah.

                  7.2 Assignment. The benefit of this Warrant and of the Warrant Stock represented hereby may be assigned and transferred by the Holder and its assigns in accordance with any applicable securities laws and regulations; however, the obligations of the Company and its successors may not be delegated without the prior written consent of the Holder hereof. Subject to the foregoing, this Warrant shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors, agents, heirs and assigns.

                  7.3 Enforcement. In the event of a dispute between the parties arising under this Warrant, the party prevailing in such dispute shall be entitled to collect such party's costs and expenses from the other party, including without limitation court costs and reasonable attorneys' fees.

                  Notices. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy, e-mail or other method of electronic transmission (provided such transmission generates evidence of delivery), or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                  if to the Borrower:

                           HomeNet Corporation
                           Attn: President
                           175 South Main, #1240
                           Salt Lake City, Utah 84111
                           Fax: (801) 746-3311
                           E-mail: fgillen@gohomenet.net

                  if to the Lender:
                           ___________________________________

                           ___________________________________
                           Fax:  (801)
                           E-mail:


                  Restrictive Legend. Each Warrant Certificate and each certificate representing Common Stock issued upon exercise of a Warrant, unless such Common Stock is then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                  7.6 Payment of Taxes. The Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Stock on exercise of the Warrants. In the event the Warrant Stock are to be delivered in a name other than the name of the Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

                  Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the __th day of November, 2004.

                                                      HOMENET CORPORATION,
                                                      a Delaware corporation


                                                      By:  /s/ Frank Gillen
                                                      --------------------------
                                                      Its: President

                               HOMENET CORPORATION

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JR TEN - as joint tenants with right of survivorship and not as tenants in common
         UNIF TRANS MIN ACT - ____________ (Custodian for Minor) as custodian for __________ (name of minor) under the Uniform Transfers to Minors Act

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

              (To be Executed by the Registered Holder if He or She
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________ _________________________
(_______) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _______________________________________
Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.


Dated:____________________                           ___________________________
                                                              Signature

              Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed: __________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

           (To be Executed by the Holder if Holder Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To HOMENET CORPORATION

         The undersigned hereby irrevocably elects to exercise
___________________________ (______) Warrants, evidenced by the within Warrant
Certificate for, and to purchase thereunder, ____________________________ (______) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

--------------------------------------------------------------------------------
                         (Please print name and address)
--------------------------------------------------------------------------------


Dated: _____________________                Signature:__________________________

     NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.


Signature Guaranteed: ___________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                                    EXHIBIT C

                               SECURITY AGREEMENT

         This Agreement, effective as of November __, 2004, is among HomeNet Communications, Inc., a Washington corporation (the "Company"), _________, as collateral agent (the "Collateral Agent"), and the other parties listed on the signature pages below (the "Secured Parties"). The parties agree as follows:

1. Security Interest.

         Collateral. As security for the payment and performance of the Company's obligations to the Collateral Agent under the Promissory Notes dated on or about _____, 2004 issued by the Company to the Secured Parties in the aggregate principal amount of up to $2,000,000 (the "Secured Obligations"), the Company hereby creates a security interest in favor of the Collateral Agent for the benefit of the Secured Parties in all of the Company's right, title and interest in and to (but none of its obligations or liabilities with respect to) the following (subject, however to clause (o)), whether now owned or hereafter acquired, all of which shall be included in the term "Collateral":

         General intangibles of HomeNet, including all contracts and agreements between HomeNet and third parties for the provision of telecommunications, Internet, video, voice and related services, and HomeNet's customer base and customer list, now existing and hereafter arising, together with all proceeds and products thereof, but excluding accounts receivable pledged to Zions First National Bank.

                  Notwithstanding the forgoing, the payment and performance of the Secured Obligations shall not be secured by:

                  (i) any contract, license, permit or franchise that validly prohibits the assignment by the Company of rights under, or the creation by the Company of a security interest in, such contract, license, permit or franchise (or in any rights or property obtained by the Company under such contract, license, permit or franchise); provided, however, that the provisions of this paragraph shall not prohibit the security interests created by this Agreement from extending to the proceeds of such contract, license, permit or franchise (or such rights or property) or to the monetary value of the good will and other general intangibles of the Company relating thereto; or

                  (ii) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein; provided, however, that the provisions of this paragraph shall not prohibit the security interests created by this Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Company relating thereto.

         1.2 Perfection of Collateral. Upon the Collateral Agent's reasonable request from time to time, the Company will execute and deliver, and file and record in the proper filing and recording places, all such instruments, including, without limitation, Uniform Commercial Code financing statements, and will take all such other action, as the Collateral Agent deems reasonably necessary for perfecting or otherwise confirming to it the security interest granted by the Company to the Collateral Agent in the Collateral pursuant to this Agreement.

         1.3 Liens or Dispositions. The Collateral is subject to a prior and superior security interest that is held by Zions First National Bank securing a line of credit for the benefit of the Company.

2. Right to Realize upon Collateral. Except to the extent prohibited by applicable law that cannot be waived and subject to the rights of superior lien holders, this Section 2 shall govern the Collateral Agent's rights to realize upon the Collateral if any default by the Company in respect of the Secured Obligations shall have occurred and be continuing (a "Default"). The provisions of this Section 2 are in addition to any rights and remedies available at law or in equity.

         2.1 Assembly of Collateral; Receiver. The Company shall, upon the Collateral Agent's written request, assemble the Collateral and otherwise make it available to the Collateral Agent. The Collateral Agent may have a receiver appointed for all or any portion of the Company's assets or business which constitutes the Collateral in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral.

         2.2 Waiver. To the extent it may lawfully do so, the Company waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this Section 2.2, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise.

         2.3 Foreclosure Sale. All or any part of the Collateral may be sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; provided, however, that unless the Collateral to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give the Company 10 days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of the Company and the Collateral Agent agrees to be reasonable. At any sale or sales of Collateral, the Collateral Agent or any of its assigns may bid for and purchase all or any part of the property and rights so sold and may use all or any portion of the Secured Obligations owed to the Collateral Agent as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the Company, except for the proceeds of such sale or sales pursuant to Section 2.4.

         2.4 Application of Proceeds. The proceeds of all sales and collections in respect of any Collateral or other assets of the Company, all funds collected from the Company and any cash contained in the Collateral, the application of which is not otherwise specifically provided for herein, shall be applied as follows:

                  (a) first, to the payment of the costs and expenses of such sales and collections, the reasonable expenses of the Collateral Agent and the reasonable fees and expenses of its counsel;

                  (b) second, any surplus then remaining to the payment of the Secured Obligations in such order and manner as the Collateral Agent may in its reasonable discretion determine, provided, however, that any such payment shall be pro rata in accordance with the relative amounts due to the Secured Parties with respect to the Promissory Notes; and

                  (C) third, any surplus then remaining shall be paid to the Company, subject, however, to any rights of the holder of any then existing lien who has duly presented to the Collateral Agent an authenticated demand for proceeds before the Collateral Agent's distribution of the proceeds is completed.

3. Custody of Collateral. Except as provided by applicable law that cannot be waived, the Collateral Agent will have no duty as to the custody and protection of the Collateral, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including, without limitation, rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Collateral in its possession. The Collateral Agent will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Collateral Agent acting in good faith.

4. Collateral Agent.

         4.1 Appointment of Collateral Agent. Each of the Secured Parties hereby appoints and authorizes the Collateral Agent to act for the Secured Parties as their collateral agent in connection with the transactions contemplated by this Agreement on the terms set forth herein, and hereby agrees that all actions in connection with the Collateral and the enforcement or exercise of any remedies in respect of the Secured Obligations shall be taken solely by the Collateral Agent pursuant to this Agreement. Collateral Agent may take any action with respect to the Collateral which Collateral Agent, in its sole discretion, deems necessary or advisable to preserve its rights in the Collateral.

         4.2 Action by the Collateral Agent. The Collateral Agent shall not take any action under this Agreement, including in connection with Collateral and the enforcement or exercise of any remedies in respect of the Secured Obligations, and shall not be obligated to take any such action, except to the extent expressly specified in a written notice received by the Collateral Agent signed by other Secured Parties holding not less than a majority of the outstanding amount of the Secured Obligations. All actions taken by the Collateral Agent in accordance with this Section 4.2, shall be binding upon all Secured Parties; provided, however, that the foregoing shall not be deemed a waiver of any rights of the Secured Parties against any other party hereto with respect to the taking of such action.

         4.3 Action in Good Faith, etc. In the exercise of its rights, powers and duties hereunder, the Collateral Agent shall act in a commercially reasonable manner. The Collateral Agent and its officers, directors, employees and agents shall be under no duty to act except as expressly set forth in
Section 4.2 and shall have no liability to the Secured Parties for any action or failure to act taken or suffered without willful misconduct or gross negligence. The Collateral Agent shall in all cases be entitled to rely, and shall not be liable to the Secured Parties for any action taken in reliance, on instructions given to the Collateral Agent in accordance with Section 4.2.

         4.4 No Implied Duties, etc. The Collateral Agent shall have and may exercise such powers as are specifically delegated to the Collateral Agent under this Agreement together with all other powers as may be incidental thereto. The Collateral Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement except for any action specifically provided for in this Agreement to be taken by the Collateral Agent.

         4.5 Validity, etc. The Collateral Agent shall not be responsible to any Secured Party (a) for the legality, validity, enforceability or effectiveness of this Agreement, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement, (c) for the existence or value of any assets included in the Collateral, (d) for the effectiveness of any lien purported to be included in the Collateral or (e) for the specification or failure to specify any particular assets to be included in the Collateral.

         4.6 Compliance. The Collateral Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any Security Document, including the occurrence of any event of default.

         4.7 Reliance on Documents and Counsel. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing believed in good faith by the Collateral Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including without limitation any telephonic or oral statement made by such Person and, with respect to legal matters, upon the opinion of counsel selected by the Collateral Agent.

         4.8 Collateral Agent's Reimbursement. Each of the Secured Parties jointly and severally agrees to reimburse the Collateral Agent for any expenses not reimbursed by the Company within 30 days (without limiting their obligations to make such reimbursement): (a) for which the Collateral Agent is entitled to reimbursement by the Company under this Agreement, and (b) after the occurrence of an event of default, for any other expenses incurred by the Collateral Agent on their behalf in connection with the enforcement of their rights under this Agreement.

         4.9 Indemnity. The Secured Parties hereby, jointly and severally, indemnify and hold harmless the Collateral Agent and its directors, officers, employees, agents, professional advisers and representatives from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Collateral Agent and its directors, officers, employees, agents, professional advisers and representatives relating to or arising out of this Agreement, the Collateral, the transactions contemplated hereby or thereby, or any action taken or omitted by the Collateral Agent in connection with any of the foregoing, provided, however, that the foregoing shall not extend to actions or omissions which are taken by the Collateral Agent with gross negligence or willful misconduct. The foregoing indemnity shall survive the expiration of this Agreement or any of the agreements evidencing the Secured Obligations.

         4.10 Collateral Agent's Resignation or Removal. The Collateral Agent may resign at any time by giving at least 60 days' prior written notice of its intention to do so to each of the Secured Parties and to the Company and upon the appointment by such Secured Parties as hold at least a majority or more of the Secured Obligations of a successor Collateral Agent reasonably satisfactory to the Company. Upon the appointment of a new Collateral Agent hereunder, the term "Collateral Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, or the removal hereunder of any Collateral Agent, the provisions of this Agreement shall continue to inure to the benefit of such Collateral Agent as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

         4.11 Proceeds Received in Contravention of Agreement. All payments or distributions made to a Secured Party in connection with a Secured Obligation or with respect to the Collateral which are received by any Secured Party contrary to the provisions of this Agreement shall be received in trust for the benefit of the Secured Party entitled to the benefit of such payment or distribution which shall be segregated from other funds and property held by such Secured Party in respect of any such payments or distributions and shall be forthwith paid over to the Secured Party entitled to receive the same, in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of such claim.

5. General. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign its rights or obligations hereunder without the prior written consent of the Collateral Agent. Notices shall be furnished in writing to each party at such party's address appearing on the signature page hereof or as such party may otherwise direct in writing actually received by the other party. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforceable to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Delaware, except as may be required by the Uniform Commercial Code of other jurisdictions with respect to matters involving the perfection of the Collateral Agent's lien on the Collateral located in such other jurisdictions.

         Each of the undersigned has caused this Security Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.


COMPANY:                                         HOMENET COMMUNICATIONS, INC.


                                                 By
                                                    ----------------------------
                                                    Its: President


COLLATERAL AGENT:                                _______________________________



SECURED PARTIES:                                 _______________________________